RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2018
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Net income from related parties:

	Three months ended September 30,		Nine Months Ended September 30,
(in thousands of $)	2018	2017	2018	2017
Transactions with Golar and affiliates:
Time charter revenues (a)	—	6,186	—	14,908
Management and administrative services fees (b)	(1,901)	(2,496)	(5,778)	(5,066)
Ship management fees (c)	(1,300)	(1,892)	(3,900)	(4,030)
Income on deposits paid to Golar (d)	295	1,131	4,779	2,535
Share options expense (e)	—	(95)	—	(95)
Distributions with Golar, net (f)	(11,142)	(12,858)	(37,318)	(38,514)
Transactions with others:
Dividends to China Petroleum Corporation (g)	—	—	—	(7,000)

(Payable)/receivables (to)/from related parties:

As of September 30, 2018 and December 31, 2017, balances with related parties consisted of the following:

(in thousands of $)	September 30, 2018	December 31, 2017
Deposits paid to Golar (d)	—	177,247
Balances due (to)/from Golar and affiliates (h)	(12,970)	4,138
Methane Princess lease security deposit movements (i)	3,006	3,487
Total	(9,964)	184,872

(a) Time charter revenues - This consisted of revenue from the charter of the Golar Grand. In February 2015, we exercised our option requiring Golar to charter in the Golar Grand for the period from February 2015 until November 2017 at approximately 75% of the hire rate that would have been payable by the charterer. Following the cessation of the arrangement in November 2017, there is no comparable revenue earned in 2018.

(b) Management and administrative services fees- We are party to a management and administrative services agreement with Golar Management Limited (“Golar Management”), a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its affiliates charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Income on deposits paid to Golar/Deposits paid to Golar - In May 2016, we completed the acquisition from Golar of Tundra Corp. (“Tundra Corp”), the owner of the Golar Tundra (the “Tundra Acquisition”), and paid total cash purchase consideration of $107.2 million. In May 2017, we elected to exercise our right (the “Tundra Put Right”) under the Tundra Letter Agreement to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the sale to Golar of Tundra Corp pursuant to the Tundra Put Option (the “Put Sale Closing Date”) on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount was applied to the net purchase price of the Hilli Acquisition on July 12, 2018.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition from Golar and affiliates of Keppel and B&V of Common Units in Hilli LLC, which indirectly owns the Hilli. The Hilli Common Units we acquired represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that are currently contracted to the Customer under the LTA. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we received interest at a rate of 5% per annum. We applied the deposit and interest accrued to the purchase price on July 12, 2018, upon completion of the Hilli Acquisition.

We have accounted for $0.3 million and $4.8 million, and $1.1 million and $2.5 million from the above arrangements as interest income on the Deferred Purchase Price and $70 million deposit for the three months and nine months ended September 30, 2018 and 2017 and on the Tundra Letter Agreement for the three months and nine months ended September 30, 2017, respectively.

(e) Share options expense - This relates to a recharge from Golar in relation to the award of share options in Golar LNG granted to certain of our directors and officers in the nine months ended September 30, 2017. The exercise price is reduced by the value of dividends declared and paid. The options have a contractual term of five years and vest evenly over three years.

(f) Distributions with Golar, net - During the three and nine months ended September 30, 2018 and September 30, 2017, we paid total distributions to Golar of $13.1 million and $39.3 million, and $12.9 million and $38.5 million, respectively in respect of the Hilli Common Units and general partner units owned by it.

As of September 30, 2018, we have a dividend receivable of $1.9 million from Hilli LLC with respect to the three months ended September 30, 2018, in respect of the Hilli Common Units owned by us.

(g) Dividends to China Petroleum Corporation - During the three and nine months ended September 30, 2018 and September 30, 2017, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $nil and $nil, and $nil and $7.0 million, respectively. The decrease is mainly due to reduction in revenue from the Golar Mazo as a result of the expiration of her charter in December 2017.

(h) Balances due (to)/from Golar and its affiliates - Receivables and payables with Golar primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, and other related party arrangements including the Hilli Acquisition, Golar Grand time charter and the Tundra Letter Agreement. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due from Golar and its affiliates are unsecured, interest-free and intended to be settled in the ordinary course of business.

(i) Methane Princess lease security deposit movements - This represents net advances to Golar since our initial public offering in April 2011, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement that we entered into with Golar at the time of our initial public offering. Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company, owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the three and nine months ended September 30, 2018 and 2017, PT Pesona received an agency fee of $0.1 million and $0.8 million, and $0.1 million and $0.4 million, respectively.

Guarantees (in connection with the Hilli Acquisition)

On July 12, 2018, we entered into an agreement to guarantee the debt payable by Hilli Corp to its lender Fortune Lianjiang Shipping S.A. until March 2028. Under the guarantee we are severally liable for any outstanding principal, interest, expenses and other amounts that are payable, based on our percentage ownership in Hilli Common Units. Pursuant to the guarantee, we are required to comply with the following covenants and ratios:

•	free liquid assets of at least $30 million throughout the Hilli facility period;

•	a maximum net debt to EBITDA ratio for the previous 12 months of 6.5:1; and

•	a consolidated tangible net worth of $123.95 million.

As of September 30, 2018, the amount we have guaranteed is $463.5 million, and the fair value of debt guarantee, presented under "Other current liabilities" and "Other non-current liabilities" of our consolidated balance sheet, is $10.8 million. We are in compliance with the covenants and ratios under the Hilli Facility.

Operating Expense Reimbursement

Pursuant to the Hilli Purchase Agreement, we agreed to reimburse Golar, Keppel and B&V for (a) 50% of the amount, if any, by which Operating Expenses (as defined below) are less than $32.4 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are less than $4.2 million per year, for a period of eight years commencing on the Closing Date, up to a maximum amount of $20 million in the aggregate. “Operating Expenses” means, all expenditures made by Hilli LLC and its subsidiaries, including vessel operating expenses, taxes, maintenance expenses and employee compensation and benefits, and capital expenditures, but exclude withholding taxes thereon.